SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	USAA MUTUAL FUNDS TRUST

TAX EXEMPT LONG-TERM FUND SHARES

TAX EXEMPT LONG-TERM FUND ADVISER SHARES

TAX EXEMPT SHORT-TERM FUND SHARES

TAX EXEMPT SHORT-TERM FUND ADVISER SHARES

TAX EXEMPT INTERMEDIATE-TERM FUND SHARES

TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER SHARES

TAX EXEMPT MONEY MARKET FUND

GLOGAL EQUITY INCOME FUND

GLOGAL EQUITY INCOME FUND INSTITUTIONAL SHARES

TARGET MANAGED ALLOCATION FUND

CALIFORNIA BOND FUND SHARES

CALIFORNIA BOND FUND ADVISER SHARES

CALIFORNIA MONEY MARKET FUND

NEW YORK BOND FUND SHARES

NEW YORK BOND FUND ADVISER SHARES

NEW YORK MONEY MARKET FUND

VIRGINIA BOND FUND SHARES

VIRGINIA BOND FUND ADVISER SHARES

VIRGINIA MONEY MARKET FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2016, the undersigned hereby certifies, that:

1.The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:	05/26/2017	/S/ DANIEL S. MCNAMARA
	________________	___________________________________
Daniel S. McNamara
President

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	USAA MUTUAL FUNDS TRUST

TAX EXEMPT LONG-TERM FUND SHARES

TAX EXEMPT LONG-TERM FUND ADVISER SHARES

TAX EXEMPT SHORT-TERM FUND SHARES

TAX EXEMPT SHORT-TERM FUND ADVISER SHARES

TAX EXEMPT INTERMEDIATE-TERM FUND SHARES

TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER SHARES

TAX EXEMPT MONEY MARKET FUND

GLOGAL EQUITY INCOME FUND

GLOGAL EQUITY INCOME FUND INSTITUTIONAL SHARES

TARGET MANAGED ALLOCATION FUND

CALIFORNIA BOND FUND SHARES

CALIFORNIA BOND FUND ADVISER SHARES

CALIFORNIA MONEY MARKET FUND

NEW YORK BOND FUND SHARES

NEW YORK BOND FUND ADVISER SHARES

NEW YORK MONEY MARKET FUND

VIRGINIA BOND FUND SHARES

VIRGINIA BOND FUND ADVISER SHARES

VIRGINIA MONEY MARKET FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for theFunds listed above for the period ended December 31, 2016, the undersigned hereby certifies, that:

1.The Reports fully comply with the requirements of Section 13(a) or 15(d) of the SecuritiesExchange Act of 1934; and

2.The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date: 05/26/2017	/S/ ROBERTO GALINDO, JR.
________________	__________________________________
Roberto Galindo, Jr.
Treasurer